UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

LinkedIn Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by LinkedIn Corporation under Items 2.01 and 9.01 on May 15, 2015. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Section 9—Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of lynda.com, Inc. as of March 31, 2015 and for the three months ended March 31, 2014 and 2015, and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The audited consolidated financial statements of lynda.com, Inc. as of December 31, 2013 and December 31, 2014, and for the years ended December 31, 2012, December 31, 2013 and December 31, 2014, and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of LinkedIn Corporation and lynda.com, Inc. for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015, and the notes related thereto are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of lynda.com, Inc.

99.1	Unaudited condensed consolidated financial statements of lynda.com, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, and the notes related thereto.

99.2

Audited consolidated financial statements of lynda.com, Inc. as of December 31, 2013 and December 31, 2014, and for the years ended December 31, 2012, December 31, 2013 and December 31, 2014, and the notes related thereto.

99.3

Unaudited pro forma condensed combined financial information of LinkedIn Corporation and lynda.com, Inc. for the year ended December 31, 2014, and as of and for the three months ended March 31, 2015, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKEDIN CORPORATION

Date: June 26, 2015	By:	/s/ Michael J. Callahan
Michael J. Callahan
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of lynda.com, Inc.

99.1	Unaudited condensed consolidated financial statements of lynda.com, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, and the notes related thereto.

99.2

Audited consolidated financial statements of lynda.com, Inc. as of December 31, 2013 and December 31, 2014, and for the years ended December 31, 2012, December 31, 2013 and December 31, 2014, and the notes related thereto.

99.3

Unaudited pro forma condensed combined financial information of LinkedIn Corporation and lynda.com, Inc. for the year ended December 31, 2014, and as of and for the three months ended March 31, 2015, and the notes related thereto.